UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 8, 2020

FUELCELL ENERGY, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-14204	06-0853042
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

	3 Great Pasture Road, Danbury, Connecticut	06810
	(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 825-6000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	FCEL	The Nasdaq Stock Market LLC (Nasdaq Global Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02(e).Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The 2020 Annual Meeting of Stockholders of FuelCell Energy, Inc. (the “Company”), which was called to order and adjourned on April 9, 2020, was reconvened and concluded on May 8, 2020 (the “Annual Meeting”).  At the Annual Meeting, the Company’s stockholders approved the amendment and restatement of the FuelCell Energy, Inc. 2018 Omnibus Incentive Plan (as so amended and restated, the “Plan”), which authorizes the Company to issue up to 4,000,000 additional shares of the Company’s common stock pursuant to awards under the Plan and provides for an increase in the annual limit on the grant-date fair value of awards to any non-employee director of the Company from $200,000 to $250,000.

Following the approval of the Plan by the Company’s stockholders at the Annual Meeting, the Plan provides the Company with the authority to issue a total of 4,333,333 shares of the Company’s common stock.  The Plan authorizes grants of stock options, stock appreciation rights, restricted stock, restricted stock units, shares, performance shares, performance units, incentive awards and dividend equivalent units to officers, other employees, directors, consultants and advisors.

The additional shares of common stock authorized under the Plan following stockholder approval include 1,000,000 shares the Company had reserved for settlement of restricted stock units granted pursuant to an Employment Agreement, effective as of August 26, 2019 (the “Effective Date”), between the Company and Jason Few, its President and Chief Executive Officer (the “Employment Agreement”). As previously disclosed, under the Employment Agreement, Mr. Few was to receive an award of 500,000 restricted stock units (the “Initial RSU Award”), which award was contingent on obtaining stockholder approval of a sufficient number of additional shares under the Plan. Because the Company’s stockholders approved the Plan at the Annual Meeting, the grant of the Initial RSU Award was no longer contingent as of that date.  The Initial RSU Award will vest on the third anniversary of the Effective Date if Mr. Few remains employed through the vesting date, or if the Company earlier terminates his employment without cause or Mr. Few terminates his employment for good reason. Mr. Few is eligible to receive additional restricted stock units under the Initial RSU Award if, during the 30 days prior to the vesting date, the weighted average price of the Company’s common stock exceeds $1.00. The number of additional restricted stock units will range from zero for a weighted average price of $1.00 to a maximum of 500,000 units for a weighted average price of $6.00, with linear interpolation for stock prices between $1.00 and $6.00.

Other than the grants to Mr. Few described above, the Company cannot currently determine the benefits, if any, to be paid under the Plan in the future to the officers of the Company, including the Company’s named executive officers.

The Plan is described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on February 24, 2020.  A copy of the Plan is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein. The description of the Plan set forth above does not purport to be complete and is qualified in its entirety by reference to such materials.

Item 5.07	Submission of Matters to a Vote of Security Holders.

As noted above, the 2020 Annual Meeting of Stockholders of the Company, which was called to order and adjourned on April 9, 2020, was reconvened and concluded on May 8, 2020 (the “Annual Meeting”).  At the Annual Meeting, five proposals were submitted to a vote of the holders of shares of common stock of the Company.  The voting results with respect to those five proposals were as follows:

(1)	Election of five directors to serve until the 2021 Annual Meeting of Stockholders and until their successors are duly elected and qualified.

NAME OF DIRECTOR	VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
James H. England	66,688,790	3,360,942	2,069,690	73,624,277
Jason Few	69,876,617	1,183,049	1,059,756	73,624,277
Chris Groobey	68,342,176	1,810,270	1,966,976	73,624,277
Matthew F. Hilzinger	66,607,237	3,445,961	2,066,224	73,624,277
Natica Von Althann	66,515,823	3,553,231	2,050,368	73,624,277

Accordingly, each of James H. England, Jason Few, Chris Groobey, Matthew F. Hilzinger, and Natica Von Althann have been re-elected as directors.

(2)	Ratification of the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending October 31, 2020.

VOTES FOR:  140,829,090

VOTES AGAINST:  2,800,218

ABSTENTIONS:  2,114,391

BROKER NON-VOTES:  0

Accordingly, the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending October 31, 2020 has been ratified.

(3)	Approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers as set forth in the “Executive Compensation” section of the proxy statement.

VOTES FOR:  58,399,466

VOTES AGAINST:  9,854,986

ABSTENTIONS:  3,864,970

BROKER NON-VOTES:  73,624,277

Accordingly, the compensation of the Company’s named executive officers as set forth in the “Executive Compensation” section of the proxy statement has been approved by the stockholders.

(4)

Approval of the amendment of the Company’s Certificate of Incorporation, as amended, to increase the number of authorized shares of common stock of the Company from 225,000,000 shares to 337,500,000 shares (the “Increase Authorized Shares Proposal”).

VOTES FOR:  107,321,904

VOTES AGAINST:  36,864,666

ABSTENTIONS:  1,557,129

BROKER NON-VOTES:  0

Accordingly, the Increase Authorized Shares Proposal has been approved by the stockholders.

See Item 8.01 below for information regarding the Certificate of Amendment filed by the Company to increase the number of authorized shares of common stock of the Company from 225,000,000 shares to 337,500,000 shares, a copy of which is filed with this Current Report on Form 8-K as Exhibit 3.1.

(5)

Approval of the amendment and restatement of the FuelCell Energy, Inc. 2018 Omnibus Incentive Plan, including the authority to issue 4,000,000 additional shares of the Company’s common stock under such amended and restated Plan.

VOTES FOR:  59,862,617

VOTES AGAINST:  8,025,864

ABSTENTIONS:  4,230,941

BROKER NON-VOTES:  73,624,277

Accordingly, the amendment and restatement of the Company’s 2018 Omnibus Incentive Plan has been approved by the stockholders.

As noted in Item 5.02 above, a copy of the Company’s 2018 Omnibus Incentive Plan, as amended and restated, is filed with this Current Report on Form 8-K as Exhibit 10.1.

Item 7.01.Regulation FD Disclosure.

On May 8, 2020, the Company shared a presentation with the stockholders at the Annual Meeting and posted the presentation on its website located at https://investor.fce.com/events/default.aspx.  A copy of the presentation is furnished with this report as Exhibit 99.1.

The information furnished in this Item 7.01, including Exhibit 99.1, is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section. This information will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Company specifically incorporates it by reference.

By furnishing the information contained in this Item 7.01, including Exhibit 99.1, the Company makes no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD.  The information contained in the presentation furnished as Exhibit 99.1 is summary information that is intended to be considered in the context of the Company’s Securities and Exchange Commission (“SEC”) filings and other public announcements that the Company may make, by press release or otherwise, from time to time. The Company undertakes no duty or obligation to publicly update or revise the information contained in this presentation, although it may do so from time to time. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosure.

Item 8.01.	Other Events.

As described in further detail in Item 5.07 of this Current Report on Form 8-K, at the Annual Meeting, the Company’s stockholders approved the amendment of the Company’s Certificate of Incorporation, as amended, to increase the number of authorized shares of common stock of the Company from 225,000,000 shares to 337,500,000 shares (the “Increase in Authorized Shares”).  Accordingly, on May 11, 2020, the Company filed a Certificate of Amendment of the Certificate of Incorporation of the Company with the Secretary of State of the State of Delaware (the “Certificate of Amendment”) to effect the Increase in Authorized Shares.  The Certificate of Amendment and the Increase in Authorized Shares became effective on May 11, 2020, upon the filing of the Certificate of Amendment with the Secretary of State of the State of Delaware.

A copy of the Certificate of Amendment is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01.Financial Statements and Exhibits.

(d)  The following exhibits are being filed or furnished (as applicable) herewith:

Exhibit No.	Description

3.1	Certificate of Amendment of the Certificate of Incorporation of FuelCell Energy, Inc., dated May 11, 2020.

10.1	FuelCell Energy, Inc. 2018 Omnibus Incentive Plan, as amended and restated, effective as of May 8, 2020.

99.1	FuelCell Energy, Inc. 2020 Annual Meeting of Stockholders Presentation, dated May 8, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FUELCELL ENERGY, INC.

Date: May 12, 2020	By:	/s/ Michael S. Bishop
Michael S. Bishop
Senior Vice President, Chief Financial Officer and Treasurer